Exhibit 10.47

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of April 29, 2011, by and among SHENANDOAH TELECOMMUNICATIONS COMPANY, a Virginia corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders have entered into that certain Credit Agreement, dated as of July 30, 2010 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Lenders have agreed to certain modifications to the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors and the Lenders party hereto hereby agrees as follows:

SECTION 1.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2.  Amendments. In reliance on the representations and warranties of Borrower and the Guarantors contained in this Agreement and in connection with Borrower’s request therefor, and subject to the effectiveness of this Agreement as described below, the Credit Agreement and the Pledge and Security Agreement are hereby amended as follows:

         (A)         Subsection 1.1(A).  Subsection 1.1(A) of the Credit Agreement is hereby amended by amending and restating such Subsection 1.1(A) in its entirety as follows:

(A)           Revolver Facility.  Each Lender, severally and not jointly, agrees to lend to Borrower, from time to time during the period commencing on the date all conditions precedent set forth in Subsections 7.1 and 7.2 are satisfied or waived as provided herein and ending on the Business Day immediately preceding the Revolver Expiration Date, its Pro Rata Share of each Revolver Loan; provided that, (i) no Lender shall be required at any time to lend more than its respective Pro Rata Share of the Revolver Loan Commitment; and (ii) at any one time the aggregate principal amount of the Revolver Loans outstanding may not exceed the Revolver Loan Commitment.  Within the limits of and subject to the Available Revolver Loan Commitment, this Subsection 1.1(A) and Subsections 1.6, 1.7 and 1.8, amounts borrowed under this Subsection 1.1(A) may be repaid or prepaid and, at any time up to and including the Business Day immediately preceding the Revolver Expiration Date, reborrowed.

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         (B)         Subsection 1.2(B).  Subsection 1.2(B) of the Credit Agreement is hereby amended by amending and restating the first paragraph and the “Pricing Table” of such Subsection 1.2(B) in its entirety, as follows:

(B)           Applicable Margin.  Initially, and continuing through April 29, 2011, the applicable Base Rate Margin, LIBOR Margin, and Commitment Fee Margin shall be 2.50%, 3.50%, and 0.500% per annum, respectively.  From April 30, 2011, continuing through the day immediately preceding the first Adjustment Date after December 31, 2010 on which Borrower demonstrates by delivery of a Compliance Certificate that a change in the Base Rate Margin, the LIBOR Margin, and the Commitment Fee Margin is warranted and requests such change in writing, the applicable Base Rate Margin, LIBOR Margin, and Commitment Fee Margin shall be 2.00%, 3.00%, and 0.375% per annum, respectively.  Commencing on such Adjustment Date, the applicable Base Rate Margin, LIBOR Margin, and Commitment Fee Margin shall be for each Calculation Period the applicable per annum percentage set forth in the pricing table below opposite the applicable Total Leverage Ratio of Borrower, determined on a consolidated basis for Borrower and its Subsidiaries; provided, that, in the event that (i) Administrative Agent shall not receive the financial statements, Compliance Certificate, and Annual Officer’s Certificate required pursuant to Subsections 4.6(A), 4.6(B), 4.6(C), and 4.6(D) when due, or (ii) an Event of Default occurs and Administrative Agent or Requisite Lenders so elect, then from such due date or dates and until the fifth Business Day following Administrative Agent’s receipt of such overdue financial statements, Compliance Certificate and Annual Officer’s Certificate or for so long as such Event of Default continues, as applicable (and in the event a decrease in the applicable margin is then warranted, receipt of Borrower’s written request to decrease such margin), the Base Rate Margin shall be 2.00% per annum, the LIBOR Margin shall be 3.00% per annum, and the Commitment Fee Margin shall be 0.375%; provided, further, that effective upon the closing of any Acquisition that will increase the Total Leverage Ratio on a Pro forma Basis, the Base Rate Margin, LIBOR Margin and Commitment Fee Margin will immediately adjust to reflect such higher ratio.

PRICING TABLE

Total Leverage Ratio	Base Rate Margin	LIBOR Margin	Commitment Fee Margin
≥ 2.00:1.00	2.00%	3.00%	0.375%
≥ 1.50:1.00 < 2.00:1.00	1.75%	2.75%	0.375%
< 1.50:1.00	1.50%	2.50%	0.250%

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(C)           Subsection 1.4(C).  Subsection 1.4(C) of the Credit Agreement is hereby amended by deleting the last sentence of such Subsection 1.4(C) in its entirety.

(D)           Subsection 9.2(I).  Subsection 9.2(I) of the Credit Agreement is hereby amended by amending and restating such Subsection 9.2(I) in its entirety with “reserved; ”.

(E)           Subsection 10.1.  Subsection 10.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Available Revolver Loan Commitment” of such Subsection 10.1 in its entirety as follows:

“Available Revolver Loan Commitment” means, at any time, the Revolver Loan Commitment, as it may have been reduced pursuant to this Agreement, minus the aggregate principal balance of all Revolver Loans then outstanding hereunder.

(F)           Subsection 10.1.  Subsection 10.1 of the Credit Agreement is hereby amended by deleting the definition of “Consent Condition” of such Subsection 10.1 in its entirety.

(G)           Subsection 10.1.  Subsection 10.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Total Leverage Ratio” of such Subsection 10.1 in its entirety as follows:

“Total Leverage Ratio” means, as of the date of calculation, the ratio derived by dividing (A) Indebtedness (other than as described in clause (H) of the definition of Indebtedness and, to the extent related to or supporting the Indebtedness described in clause (H) of such definition, as described in clauses (K), (L), and (M) of the definition of Indebtedness) by (B) EBITDA.

(H)           Schedule 5.19.  Schedule 5.19 of the Credit Agreement is hereby amended by deleting the duplicative entry regarding Shenandoah Cable Television Company which appears in the last line of such Schedule 5.19.

(I)            Subsection 6.1.  Subsection 6.1 of the Pledge and Security Agreement is hereby amended by designating Subsection 6.1(I) thereof as Subsection 6.1(J) and adding the following as Subsection 6.1(I):

 (I)           To appoint a receiver for the properties and assets of any or all of the Grantors.  Each Grantor hereby (w) consents to Administrative Agent having the right to appoint a receiver, (x) to such appointment, (y) waives any objection such Grantor may have thereto, and (z) waives the right to have a bond or other security posted by Administrative Agent or any other Person in connection therewith.

(J)           Subsection 7.2.  Subsection 7.2 of the Pledge and Security Agreement is hereby amended by designating Subsection 7.2(D) thereof as Subsection 7.2(E) and adding the following as Subsection 7.2(D):

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(D)           If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which Administrative Agent may reasonably request in order to transfer or assign, or both, to Administrative Agent, or to such one or more third parties as Administrative Agent may designate, or to a combination of the foregoing, any License held or utilized by such Grantor, subject to the prior approval of the FCC or any PUC, if required.  Alternatively, Administrative Agent is empowered, to the extent permitted by Applicable Law, to request the appointment of a receiver from any court of competent jurisdiction.  Such receiver may be instructed by Administrative Agent to seek from the FCC or the PUC consent to an involuntary transfer of control of any Grantor or assignment, or both, of each such License for the purpose of seeking a bona fide purchaser to whom control of assets used in the provision of Communications System related services will ultimately be transferred or assigned.  Each Grantor hereby agrees to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if any Grantor shall refuse to authorize the transfer, its approval may be required by the court.

SECTION 3.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.  Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 4.  Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

(A)           Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms.  This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

(B)           The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)             require any Governmental Approval or violate any Applicable Law relating to such Loan Party;

(2)             conflict with, result in a breach of or constitute a default under the organizational documents of such Loan Party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any Governmental Approval relating to it; or

(3)             result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

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(D)           No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 5.  Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 6.  Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 7.  This Agreement shall be effective only upon receipt by the Administrative Agent of an execution counterpart hereto signed by Borrower, each Guarantor, and each Lender.

SECTION 8.  Borrower agrees to pay to the Administrative Agent, on demand, all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 10.  This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

SHENANDOAH TELECOMMUNICATIONS COMPANY, as Borrower

By:
Name: Christopher E. French
Title: President

SHENANDOAH CABLE TELEVISION COMPANY,
SHENTEL CABLE COMPANY,
SHENTEL SERVICE COMPANY,
SHENANDOAH PERSONAL COMMUNICATIONS COMPANY,
SHENANDOAH MOBILE COMPANY,
SHENANDOAH LONG DISTANCE COMPANY,
SHENTEL COMMUNICATIONS COMPANY,
SHENANDOAH NETWORK COMPANY,
SHENTEL MANAGEMENT COMPANY,
SHENTEL CONVERGED SERVICES OF WEST VIRGINIA, INC.
each as a Guarantor

By:
Name: Christopher E. French
Title: President

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COBANK, ACB, as Administrative Agent a nd a Lender

By:
Gloria Hancock
Vice President

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BRANCH BANKING AND TRUST COMPANY , as a Lender

By:
Name: David A. Chandler
Title: Senior Vice President

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WELLS FARGO BANK, N.A., as a Lender

By:
Name: Arnold W. Adkins, Jr.
Title: Vice President

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RAYMOND JAMES BANK, FSB, as a Lender

By:
Name: Joseph A. Ciccolini
Title: Vice President – Senior Corporate Banker

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UNION BANK, N.A., as a Lender

By:
Name: David Hill
Title: Vice President

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BROWN BROTHERS HARRIMAN & CO., as a Lender

By:
Name: Scott C. Meves
Title: Senior Vice President

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AgFirst Farm Credit Bank, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Bruce B. Fortner
Title: Vice President

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Farm Credit Bank of Texas, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Chris M. Levine
Title: Vice President

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Farm Credit Services of America, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: John Zhang
Title: Vice President

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Farm Credit Services of the Mountain Plains, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Bradley K. Leafgren
Title: Vice President

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United FCS, FLCA d/b/a FCS Commercial Finance Group, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Jeremy Voigts
Title: Assistant Vice President

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GreenStone Farm Credit Services, ACA/FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Jeff Pavlik
Title: Vice President

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U.S. AgBank, FCB, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Paul Burdick
Title: Assistant Vice President

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MidAtlantic Farm Credit FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: William J. Rutter
Title: Vice President

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AgStar Financial Services, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Troy Mostaert
Title: Vice President

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AgChoice Farm Credit, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Mark F. Kerstetter
Title: Vice President

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Frontier Farm Credit, ACA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Stuart R. Hays
Title: Vice President

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FCS Financial, FLCA, as a voting participant pursuant to Subsection 8.1(D) of the Credit Agreement

By:
Name: Laura Roessler
Title: Senior Lending Officer